EXHIBIT 10.3

ACKNOWLEDGMENT OF DEBT
 SATISFACTION AND FULL RELEASE

THIS ACKNOWLEDGEMENT OF DEBT SATISFACTION AND FULL RELEASE (this "Release") is made by and between Earl Somerville (the "Creditor"), and Worldwide Strategies Incorporated, a Nevada corporation (the "Company"), as of this 31st day of July, 2013.

WHEREAS, the Company owes Creditor $168,750.00 for accrued compensation and $0.00 for accrued expenses (the "Accrued Liabilities"); and

WHEREAS, Creditor has agreed to accept a convertible promissory note from the Company in the amount of $17,000.00, a copy of which is attached to this Acknowledgement as Exhibit A (the "Note") and to forgive the remaining $151,750.00;

NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties mutually agree as follows:

1.            Acknowledgment of Satisfaction; Release.  Creditor acknowledges and agrees that the Note will be issued to Creditor in full and complete satisfaction of any and all obligations of the Company arising in connection with or related to the Accrued Liabilities.  Creditor hereby fully releases, remises and forever discharges the Company from any and all claims, demands, actions, and obligations which Creditor now has, has ever had or may hereafter have against the Company on account of, arising out of or relating in any way to any matter, cause or event relating to the Accrued Liabilities.

2.            Restricted Securities.  Creditor understands that both the Note and the shares of common stock issuable upon conversion of the Note (the "Underlying Shares") will be "restricted securities" under the federal securities laws inasmuch as they will be acquired in a transaction not involving a public offering, and that under such laws and applicable regulations, such securities may be resold without registration under the federal securities laws only in certain limited circumstances.  Creditor acknowledges that neither the Note nor the Underlying Shares have been registered under the Securities Act of 1933, as amended (the "Act") or under any state securities laws, based in part upon Creditor's representations in this Agreement.  The Note and any certificates evidencing the Underlying Shares shall bear a legend restricting transfer under the federal securities laws, which shall be substantially as follows:
THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE CORPORATION OF A FAVORABLE OPINION OF ITS COUNSEL OR SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE CORPORATION, TO

THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.
3.            Accredited Investor.  Creditor represents, warrants and covenants to the Company that Creditor is an "accredited investor," as defined under Rule 501 of the Act, and that Creditor is acquiring the Note for Creditor's own account, not on behalf of others, and not with a view towards resale or distribution.  Creditor will not sell or otherwise distribute the Note issuable hereunder without registration or an exemption from registration under the Act and the applicable securities laws of any state, as evidenced by an opinion of counsel to such effect.  Creditor is a sophisticated investor with knowledge and experience in financial and business matters that render him capable of evaluating and understanding this investment and its risks and, in making this investment, Creditor has relied on his own independent investigation of the Company and has not relied on any offering materials or oral representations whatsoever.

4.            No Hypothecation.  Creditor represents, warrants and covenants to the Company that he has not sold, assigned, pledged, hypothecated, donated or otherwise transferred the Accrued Liabilities or any interest therein to any third party.

5.            Entire Release.  This Release sets forth the entire understanding of the parties with regard to the matters contemplated hereunder and supersedes all prior agreements, covenants, arrangements, communications, representations or warranties, whether oral or written, made by the parties or any officer, employee or representative of the parties.

6.            Registration Rights.  If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than Creditor) any of its securities under the Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give Creditor notice of such registration.  Upon the request of Creditor given within ten (10) days after such notice is given by the Company, the Company shall, subject to the provisions of subparagraph (b) below, cause to be registered all of the Underlying Shares that Creditor has requested to be included in such registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this paragraph before the effective date of such registration.  The expenses (other than Selling Expenses) of a registration effected by the Company shall be borne by the Company.
(a)            If Creditor intends to distribute the Underlying Shares covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this paragraph 6.  The underwriter(s) will be selected by Creditor, subject only to the reasonable approval of the Company.

(b)            In connection with any offering involving an underwriting of shares of the Company's capital stock pursuant to this paragraph 6, the Company shall not be required to include any of Creditor's Underlying Shares in such underwriting unless Creditor accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company.  If the total number of securities, including Underlying Shares, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Underlying Shares, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering.
(c)            It shall be a condition precedent to the obligations of the Company to take any action pursuant to this paragraph 6 with respect to the Underlying Shares of Creditor that Creditor shall furnish to the Company such information regarding itself, the Underlying Shares held by him, and the intended method of disposition of such securities as is reasonably required to effect the registration of Creditor's Underlying Shares.
(d)            "Excluded Registration" means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to a transaction Under Rule 145 of the Act; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Underlying Shares; or (iv) a registration in which the only common stock being registered is common stock issuable upon conversion of debt securities that are also being registered.
(e)            "Selling Expenses" means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of the Underlying Shares, and fees and disbursements of counsel for Creditor.
7.            Amendment.  This Release may be amended only by a written instrument signed by the parties or their respective successors or assigns.
8.            Governing Law.  This Release and all amendments hereof and waivers and consents hereunder shall be governed by the internal laws of the State of Nevada, without regard to the conflicts of law principles thereof.
9.            Counterparts.  This Release may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.
This Acknowledgment of Debt Satisfaction and Full Release is dated and effective as of the date first written above.

"Company"	"Creditor"
WORLDWIDE STRATEGIES
INCORPORATED
/s/ Thomas E. McCabe	/s/ Earl Somerville
By: Thomas E. McCabe	Earl Somerville
Chief Financial Officer